U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 2007

SKRM Interactive Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24370	33-0611748
(Commission File No.)	(IRS Employer Identification No.)

14553 South 790 West
Bluffdale, Utah 84065
(866) 922-9533
(Address and telephone number of principal executive offices and place of business)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

On January 10, 2008, SKRM Interactive, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report, among other events, a change in the Company’s principal independent accountant. On January 25, 2008, the Company filed an Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) for the purpose of amending the disclosure set forth in Item 4.01 of the Initial Form 8-K. The Company is filing this Amendment No. 2 to Current Report on Form 8-K/A for the purpose of filing with the Securities and Exchange Commission a copy of a letter provided to the Company by Malone and Bailey, PC, of Houston, Texas, the Company’s former principal independent accountant, stating its agreement with the statements made by the Company in Amendment No. 1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 3.1 Certificate of Amendment *

Exhibit 16.1 Letter, dated January [31], 2008, from Malone & Bailey, PC to the United States Securities and Exchange Commission

* Previously filed as Exhibit 3.1 to the Initial Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 1, 2008
SKRM Interactive Inc. By: Pericles DeAvila Pericles DeAvila, President

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Certificate of Amendment, as filed on September 15, 2007 with the Secretary of State of the State of Delaware *

16.1	Letter, dated January [31], 2008, from Malone & Bailey, PC to the United States Securities and Exchange Commission

* Previously filed as Exhibit 3.1 to the Initial Form 8-K